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                                                                      EXHIBIT 99


                         [LOGO OF AEP INDUSTRIES INC.]




FOR IMMEDIATE RELEASE                    CONTACT:  Paul Feeney
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   AEP Industries
                                                   (201) 807-2330
                                                   feeneyp@aepinc.com
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                     AEP INDUSTRIES INC. ANNOUNCES DEBENTURE
                               REPURCHASE PROGRAM


SOUTH HACKENSACK, NJ, NOVEMBER 14, 2003 - AEP Industries Inc. (Nasdaq: AEPI, the "Company") today announced that from time-to-time and as permitted by its various loan agreements, it may repurchase its 9.875% Senior Subordinated Debentures. The Company does not expect this repurchase activity will exceed $25,000,000 of Debentures in its 2004 fiscal year.

AEP Industries Inc. manufactures, markets, and distributes an extensive range of plastic packaging products for the food/beverage, industrial and agricultural markets. The Company has operations in nine countries throughout North America, Europe and Australasia.

EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, STATEMENTS IN THE RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, WHICH MAY CAUSE THE COMPANY'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED RESULTS. THOSE RISKS INCLUDE, BUT ARE NOT LIMITED TO, RISKS ASSOCIATED WITH PRICING, VOLUME, EBITDA GUIDANCE AND CONDITIONS OF MARKETS. THOSE AND OTHER RISKS ARE DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) OVER THE LAST 12 MONTHS, COPIES OF WHICH ARE AVAILABLE FROM THE SEC OR MAY BE OBTAINED FROM THE COMPANY.


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